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                                                                   EXHIBIT 10.10

                               THIRD AMENDMENT TO
                   OUTSIDE DIRECTORS' 1996 STOCK OPTION PLAN

     THIS THIRD AMENDMENT to the Outside Directors' 1996 Stock Option Plan (the "Plan") of College Television Network, Inc. (the "Company") (formerly known as
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Laser Video Network, Inc.), a Delaware corporation, (this "Amendment") is made
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effective as of the 13th day of May, 1999 (the "Effective Date").  All
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capitalized terms in this Amendment have the meaning ascribed to such terms in the Plan, unless otherwise stated herein.

                              W I T N E S S E T H:
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     WHEREAS, the Board of Directors of the Company desires to amend the Plan to adjust the exercise price of options granted thereunder.

     NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the Plan is hereby amended as follows:

          4. Section 6(a) of the Plan is hereby amended by deleting Section 6(a) in its entirety and substituting in lieu thereof the following:

          "The exercise price per share of Common Stock under each option shall be determined by the Executive Committee of the Company in its sole discretion."

          5. Except as specifically amended by this Amendment, the Plan shall remain in full force and effect as prior to this Amendment.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the Effective Date.


                                 COLLEGE TELEVISION NETWORK, INC.


                                 By: /s/ Jason Elkin
                                     -----------------------
                                     Jason Elkin
                                     Chief Executive Officer
ATTEST:


By: /s/ Patrick Doran
    --------------------------
    Patrick Doran, Secretary